EXECUTION VERSION

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 22, 2013, among OFS Capital WM, LLC (the “Borrower”), MCF Capital Management LLC, as loan manager (in such capacity, the “Loan Manager”), Wells Fargo Bank, National Association, as a Class A Lender (the “Class A Lender”), Wells Fargo Securities, LLC, as administrative agent (in such capacity, the “Administrative Agent”), and Wells Fargo Delaware Trust Company, N.A., as trustee (in such capacity, the “Trustee”).

WHEREAS, the Borrower, the Loan Manager, the Administrative Agent, the Class A Lender, the other lenders party from time to time thereto and the Trustee are party to the Loan and Security Agreement, dated as of September 28, 2010 (as amended from time to time prior to the date hereof and as may be further amended, supplemented or otherwise modified, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and

WHEREAS, the Borrower, the Loan Manager, the Administrative Agent, the Trustee and the Class A Lender desire to amend the Loan and Security Agreement, in accordance with Section 13.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1. Section 1.1 of the Loan and Security Agreement shall be amended by:

(a) deleting “65%” in the definition of “Class A Advance Rate” and replacing it with “70%”;

(b) deleting “December 31, 2016” in the definition of “Class A Facility Maturity Date” and replacing it with “December 31, 2018”;

(c) deleting “March 31, 2013” in clause (a)(i) of the definition of “Commitment Reduction Percentage” and replacing it with “December 31, 2014”;

(d) deleting “$15,000,000” in clause (bb) of the definition of “Eligible Loan” and replacing it with “$7,500,000, unless otherwise agreed to by the Controlling Lender”;

(e) deleting clause (d) of the definition of “Reinvestment Period End Date” and replacing it with “the Scheduled Reinvestment Period End Date”; and

(f) deleting the definition of “Scheduled Reinvestment Period End Date” and replacing it with:

“Scheduled Reinvestment Period End Date”: December 31, 2015.

SECTION 2.2. Section 6.2 of the Loan and Security Agreement shall be amended by replacing each instance of the phrase “Collateral Manager” in clause (m) thereof with “Loan Manager”.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent, the Trustee and the Class A Lender that, as of the date first written above, (i) with respect to the Borrower and the OFS Seller, no event has occurred and is continuing that constitutes either a Default or an Event of Default and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation or warranty that is made as of a specific date).

SECTION 3.2. The Loan Manager hereby represents and warrants to the Administrative Agent, the Trustee and the Class A Lender that, as of the date first written above, (i) with respect to the Loan Manager and the Madison Seller, no event has occurred that constitutes either a Default, an Event of Default or a Loan Manager Termination Event and (ii) the representations and warranties of the Loan Manager contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation or warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

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(a) the execution and delivery of this Amendment by the Borrower, the Loan Manager, the Administrative Agent, the Trustee and the Class A Lender;

(b) the execution and delivery of the Second Amendment to Fee Letter, dated as of the date hereof, by the parties thereto;

(c) the Borrower shall have paid, or caused to be paid, to the Administrative Agent for the ratable benefit of the Class A Lenders all fees then due and payable;

(d) the Administrative Agent shall have received satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby; and

(e) the Administrative Agent shall have received the executed legal opinion or opinions of Dechert LLP, counsel to the Borrower, covering authorization and enforceability of this Amendment in form and substance acceptable to the Administrative Agent in its reasonable discretion.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:

OFS CAPITAL WM, LLC

By:	OFS Capital Corporation, its Administrative Manager

By:	/s/ Robert S. Palmer
Name: Robert S. Palmer
Title: CFO

[Signature Page to Sixth Amendment to LSA]

LOAN MANAGER:

MCF CAPITAL MANAGEMENT LLC

By:	/s/ Joshua Niedner
Name: Joshua Niedner
Title Managing Director

[Signature Page to Sixth Amendment to LSA]

THE ADMINISTRATIVE AGENT:

WELLS FARGO SECURITIES, LLC, in its capacity as Administrative Agent

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Director

CLASS A LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION
representing 100% of the aggregate Class A Commitments in effect as of the date hereof

By:	/s/ Mike Romanzo
Name: Mike Romanzo
Title: Director

[Signature Page to Sixth Amendment to LSA]

THE TRUSTEE:

WELLS FARGO DELAWARE TRUST COMPANY, N.A.
not in its individual capacity, but solely as Trustee

By:	/s/ Reid Denny
Name: Reid Denny
Title: Vice President

[Signature Page to Sixth Amendment to LSA]